CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 26, 2001
                                                        -----------------


                                   ECCS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                  0-21600                     22-2288911
--------------------------------------------------------------------------------
   (State or Other       (Commission File Number)   (IRS Employer Identification
    Jurisdiction                                                 No.)
  of Incorporation)

One Sheila, Tinton Falls, New Jersey                                   07724
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (732) 747-6995
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5. OTHER EVENTS.

     ECCS, Inc., a New Jersey corporation (the "Company"), has received approval from Nasdaq for an exception from the Nasdaq rules requiring shareholder approval for the issuance in excess of 20% of the Company's outstanding stock in connection with a private equity placement of up to $4,000,000 of its 6% Convertible Preferred Stock. The Company anticipates that the private placement will be completed on or about March 9, 2001. The Company cannot make any assurances that such private placement will be consummated. The securities to be offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an exemption from the U. S. registration requirements. The offering proceeds will be utilized for general corporate purposes, including the financing of the Company's 2001 business plan.

     The Company also completed the sale of certain assets related to its discontinued development efforts on the SANStar initiative for approximately $600,000.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Information of Businesses Acquired.

          Not  applicable.

     (b)  Pro Forma Financial Information.

          Not  applicable.

     (c)  Exhibits.

          Exhibit No.              Description of Exhibit
          -----------              ----------------------

          99                       Press Release dated February 26, 2001.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ECCS, Inc.



                                       By: /s/Gregg M. Azcuy
                                           ---------------------------
                                           Gregg M. Azcuy
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


Date: February 26, 2001

                                   EXHIBIT 99

FOR IMMEDIATE RELEASE
---------------------

                               CONTACT:   Louis J. Altieri,
                                          VP Finance & Administration
                                          ECCS, Inc.
                                          732-747-6995

     ECCS, INC. RECEIVES NASDAQ WAIVER FOR EQUITY FINANCING

     Tinton Falls, NJ, February 26, 2001 - ECCS, Inc. (Nasdaq:ECCS) today announced that it has received approval for an exception from Nasdaq rules permitting ECCS to complete a private equity placement of up to $4,000,000 of 6% Convertible Preferred Stock. The Company requested an exception by Nasdaq of its rules requiring shareholder approval for issuance in excess of 20% of the outstanding stock, to permit the issuance of the convertible stock, since approval by shareholders previously solicited by proxy was not received in time. The Company anticipates that this transaction will be completed on or about March 9th, 2001; the Company cannot make any assurances that such private placement will be consummated.

The securities offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or on exemption from the U. S. registration requirements. The offering proceeds will be utilized for general corporate purposes, including the financing of our 2001 business plan.

The  Company  also   completed  the  sale  of  certain  assets  related  to  its discontinued development efforts on the SANStar initiative for approximately $600,000.

ECCS, Inc., an innovative high-technology company based in Tinton Falls, NJ, serves e-commerce, major corporate, government, and other customers by supplying fault-tolerant systems and software that store, protect, and manage data in complex networks with greater ease and cost savings. ECCS data storage systems - including Synchronix 2000(TM), Synchronix 2500(TM), Synchronix 3000(TM), Synchronix SAN(TM) and the Synchronection 2(TM) systems - are modular units that can be tailored and stacked to meet customer's specific and expanding data storage requirements.

This release contains forward-looking statements under the Federal Securities Laws. Actual results could vary materially. Factors that could cause actual results to vary materially include, but are not limited to: component quality and availability, changes in business conditions, changes in ECCS' sales strategy and product development plans, changes in the data storage or network marketplace, competition between ECCS and other companies that may be entering the data storage host/network attached markets, competitive pricing pressures, continued market acceptance of ECCS' open systems products, delays in the development of new technology, changes in customer buying patterns, one-time events and other important factors disclosed previously and from time-to-time in ECCS' filings at the U.S. Securities and Exchange Commission.